General DataComm Industries, Inc.
                           Consolidated Balance Sheet
                                January 31, 2002
                                 (Unaudited) (1)
                                  In thousands

                                                        January 31, 2002
                                                        ----------------
       ASSETS:
       Current Assets:
       --------------
             Cash and cash equivalents                       $1,998
             Accounts receivable                              4,089
             Receivable from sale of divisions
                 Due from sale of divisions                       0
                 Notes receivable                             1,000
             Inventories                                      5,564
             Deferred income taxes                              307
             Other current assets                             2,360
             Net assets of discontinued operations            1,936
                                                            --------
                                                             17,254

        Property, plant and equipment, net                       98
        Land and buildings held for sale                     10,329
        Capitalized software development costs, net               0
        Other assets                                              0
        Net assets of discontinued operations                   901
                                                             -------
                                    Total Assets             $28,582
                                                             =======

       LIABILITIES AND STOCKHOLDERS' EQUITY:
       Current liabilities:
       -------------------
             Revolving credit loan                                $0
             Notes payable                                    30,493
             Mortgages payable on buildings held for sale      9,126
             Accounts payable, trade                          19,767
             Accrued payroll and payroll-related costs         2,814
             Deferred income                                       0
             Accrued expenses and other current liab.         22,250
                                                             -------
                                                              84,450

       7 3/4% Convertible debentures                           3,000
       Other long-term debt                                        0
       Deferred income taxes                                     451
       Other liabilities                                         890
                                                             -------
                                      Total Liabilities       88,791

       Redeemable 5% Preferred Stock                           3,043

       Stockholders' equity:
       --------------------
             Preferred stock                                     788
             Common stock                                      3,328
             Paid-in-capital                                 191,313
             Accumulated deficit                            (257,242)
             Foreign currency translation adjustment               0
              Less: Treasury stock                            (1,439)
                                                             --------
                                                             (63,252)
                                                             --------
                  Total Liabilities and Stockholders' Equity  $28,582
                                                             ========
----------------------

       (1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

                        General DataComm Industries, Inc.
                            Statements Of Operations
                     One Fiscal Month Ended January 31, 2002
                                 (Unaudited) (1)
                                  ($ in 000's)
                                                             January 2002
                                                             ------------
      Sales                                                    $ 2,323
      Cost of sales                                              1,235
                                                                -------
      Gross Margin                                               1,088

      Operating Expenses:
          SG & A                                                 1,021
          R & D                                                    228
                                                                -------
                                                                 1,249
      Restructuring of operations
          and other charges                                          -
                                                                -------
      Operating income (loss)                                     (161)

      Other Income/(Expense):
          Interest expense, net                                   (495)
          Gain (loss) on sale of divisions                           -
          Other, net                                               342
                                                                -------
                                                                  (153)

      Income(loss) from continuing operations,
         before income taxes                                      (314)

      Income tax provision                                          13
                                                                -------
      Net income(loss) from continuing operations,                (327)
      Discontinued Operations:
          Income (loss) from discontinued
             operations, net of income taxes (2)                  (268)
          Gain on sale of discontinued operations,
             net of income taxes                                     -
                                                                -------
      Net income (loss)                                         $ (595)
                                                                =======

-----------------------------

(1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.
(2) Discontinued Operations (268K) consists of GDC Mexico.

                        General DataComm Industries, Inc.
                      Consolidated Statement Of Cash Flows
                        One Month Ended January 31, 2002
                                 (Unaudited) (1)

                                                    Increase (Decrease) in Cash
           In thousands                                and Cash Equivalents
           --------------------------------------------------------------------
           Cash flows from operating activities:
             Net loss                                               ($595)
             Adjustments to reconcile net loss to net cash
               from operating activities:
                     Depreciation and amortization                    154
                     Changes in:
                         Accounts receivable                          276
                         Inventories                                 (638)
                         Accounts payable and accrued expenses         39
                         Other net current assets                     371
                         Other net long-term assets                   188
           ---------------------------------------------------------------
           Net cash used in operating activities                     (205)
           ---------------------------------------------------------------
           Cash flows from investing activities:
                 Acquisition of property, plant and equipment, net      0
                 Proceeds of note due from sale of division             0
           ---------------------------------------------------------------
           Net cash used in investing activities                        0
           ---------------------------------------------------------------
           Cash flows from financing activities:
                 Revolver borrowings (repayments), net                  0
                 Proceeds from notes and mortgages                    408
                 Principal payments on notes and mortgages           (422)
                 Proceeds from issuing common stock                     0
                 Payment of preferred stock dividends                   0
           ---------------------------------------------------------------
           Net cash used in financing activities                      (14)
           ---------------------------------------------------------------
           Net decrease in cash and cash equivalents                 (219)
           Cash and cash equivalents at beginning of period         2,217
           ---------------------------------------------------------------
           Cash and cash equivalents at end of period              $1,998
           ===============================================================

-----------------------
(1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.